                            LETTER OF TRANSMITTAL

                           TO TENDER COMMON SHARES
                      (INCLUDING THE ASSOCIATED RIGHTS)
                                     AND
                    SERIES A CONVERTIBLE PREFERRED SHARES
                                      OF

                          ACME-CLEVELAND CORPORATION

                      PURSUANT TO THE OFFER TO PURCHASE
                             DATED MARCH 7, 1996
                          AND THE SUPPLEMENT THERETO
                              DATED JUNE 5, 1996
                                      BY

                         WEC ACQUISITION CORPORATION
                         A WHOLLY OWNED SUBSIDIARY OF
                             DANAHER CORPORATION

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          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON JULY 2, 1996, UNLESS THE OFFER IS EXTENDED.
- -------------------------------------------------------------------------------

                       The Depositary for the Offer is:
                   FIRST CHICAGO TRUST COMPANY OF NEW YORK




                By Mail:                          By Hand:
             P.O. Box 2559                    14 Wall Street
             Suite 4660-WEC                    Eighth Floor
  Jersey City, New Jersey 07303-2559          Suite 4680-WEC
                                         New York, New York 10005



   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This revised Letter of Transmittal or the previously circulated original BLUE Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia

Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book- Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 2 of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section l of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. See Instruction 2.

 [ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              ------------------------------------------------

Check Box of Applicable Book-Entry Transfer Facility:

(CHECK ONE)    [ ] DTC    [ ] MSTC    [ ] PDTC

Account Number                       Transaction Code Number
              -----------------------                       ------------------

 [ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s)
                               -----------------------------------------------

Window Ticket No. (if any)
                          ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ----------------------------

Name of Institution which Guaranteed Delivery
                                             ---------------------------------

                                    DESCRIPTION OF SHARES TENDERED

- ----------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAMES(S)       SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
       APPEAR(S) ON SHARE CERTIFICATE(S))               (ATTACH ADDITIONAL LIST, IF NECESSARY)
- -----------------------------------------------  ---------------------------------------------------
                                                                    TOTAL NUMBER OF
                                                       SHARE       SHARES EVIDENCED     NUMBER OF
                                                    CERTIFICATE        BY SHARE           SHARES
                                                    NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                 ---------------  -----------------  ---------------
                                                 ---------------  -----------------  ---------------

                                                 ---------------  -----------------  ---------------

                                                 ---------------  -----------------  ---------------

                                                 ---------------  -----------------  ---------------
                                                  TOTAL SHARES
- -----------------------------------------------  ---------------------------------------------------



 [ ]   Check here if tendering Preferred Shares.

 * Need not be completed by shareholders delivering Shares by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to WEC Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Danaher
Corporation, a Delaware corporation ("Parent"), the above- described common shares, par value $1 per share, including the associated rights (the
"Rights") issued pursuant to the Rights Agreement (the "Rights Agreement"), dated as of March 11, 1996, as amended, between the Company and Society
National Bank, as Rights Agent (the "Common Shares"), and the above-described Series A Convertible Preferred Shares, without par value (the "Preferred
Shares" and, together with the Common Shares, the "Shares"), of Acme-Cleveland Corporation, an Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 7, 1996 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto dated June 5, 1996 (the "Supplement") and the related
Letter of Transmittal (which, as amended from time to time, collectively constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

   Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 5, 1996 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal, the undersigned irrevocably appoints Steven M. Rales, Mitchell P. Rales and Patrick W. Allender of the Purchaser as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser named above will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

   The Company has executed an amendment to the Rights Agreement that renders the Rights inapplicable to the Offer. Accordingly, neither the Offer nor the Merger will result in Parent or any of its Affiliates or Associates being deemed an Acquiring Person or a Beneficial Owner (as such terms are defined in the Rights Agreement).

   No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, as amended and supplemented by the Supplement, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

   Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

=============================================================================

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue  [ ] check  [ ] Share Certificate(s) to:

Name:
      -----------------------------------------------------------------------
                                   (Print)
Address:
         --------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                                                   (Zip Code)


- -----------------------------------------------------------------------------
Taxpayer identification or Social Security Number
(See Substitute Form W-9 on reverse side)

=============================================================================







=============================================================================

                        SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail  [ ] check  [ ] Share Certificate(s) to:

Name:
      -----------------------------------------------------------------------
                                   (Print)
Address:
         --------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                                                   (Zip Code)

=============================================================================

=============================================================================

                                  IMPORTANT

                           SHAREHOLDERS: SIGN HERE
          (Also Please Complete Substitute Form W-9 Included Herein)

X
- -----------------------------------------------------------------------------

X
- -----------------------------------------------------------------------------
                          SIGNATURE(S) OF HOLDER(S)

Dated:________________ , 1996

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney- in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
         --------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                (Please Print)

Capacity (full title):
                       ------------------------------------------------------
Address:
         --------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                                            (include Zip Code)

Area Code and Telephone No.:
                             ------------------------------------------------

Taxpayer Identification or Social Security No.:
                                                -----------------------------
                                                   (See Substitute Form W-9
                                                       Included Herein)


                          GUARANTEE OF SIGNATURE(S)
                   (If Required--See Instructions 1 and 5)

        FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

=============================================================================

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section l of the Supplement). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three
New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section
2 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

   3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

   If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

   8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

   9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this revised Letter of Transmittal and the revised Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part l and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                          IMPORTANT TAX INFORMATION

   Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

   ALL TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING:


                         PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
- -------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                PART I--Taxpayer Identification Number--     -------------------------------------
Form W-9                  For all accounts, enter taxpayer                     Social Security Number
Depart of                 identification number in the box at right.
the Treasury              (For most individuals, this is your social
Internal Revenue          security number. If you do not have a        OR __________________________________
 Service                  number, see Obtaining a Number in the                 Employer Identification
                          enclosed Guidelines.) Certify by signing                       Number
PAYER'S                   and dating below. Note: If the account is in
REQUEST FOR               more than one name, see the chart in the
TAXPAYER                  enclosed Guidelines to determine which
IDENTIFICATION            number to give the payer.
NUMBER                                                                           (If awaiting TIN write
(TIN)                                                                                "Applied For")

                          PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
                          CERTIFICATION--Under penalties of perjury, I certify that:
                          (1) The number shown on this form is my correct Taxpayer Identification Number (or
                              I am waiting for a number to be issued to me), and
                          (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                          CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject  to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                          ------------------------------------------------------------------------------------------
                          SIGNATURE ...............................................    DATE .................., 1996
- --------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   The Information Agent for the Offer is:

                            D.F. King & Co., Inc.

                               77 Water Street
                           New York, New York 10005
                         Call Collect (212) 269-5550
                                      OR
                        CALL TOLL FREE (800) 628-8532

                     The Dealer Manager for the Offer is:

                             Merrill Lynch & Co.
                            World Financial Center
                                 North Tower
                        New York, New York 10281-1305
                        (212) 236-4565 (Call Collect)

June 5, 1996